UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 18, 2010 (November 15, 2010)

(Exact name of registrant as specified in its charter)

Delaware	001-02217	58-0628465
(Stated or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Coca-Cola Plaza Atlanta, Georgia	30313
(Address of principal executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 676-2121

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On November 15, 2010, The Coca-Cola Company (the “Company”) completed a public offering of $1,250,000,000 aggregate principal amount of its Floating Rate Notes due May 15, 2012, $1,250,000,000 aggregate principal amount of its 0.750% Notes due November 15, 2013, $1,000,000,000 aggregate principal amount of its 1.500% Notes due November 15, 2015 and $1,000,000,000 aggregate principal amount of its 3.150% Notes due November 15, 2020 (collectively, the “Notes”).

The offering of the Notes was made pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-170331) filed with the Securities and Exchange Commission on November 4, 2010, including a related prospectus and prospectus supplement filed with the Securities and Exchange Commission on November 4, 2010 and November 8, 2010, respectively.

The base indenture and amendments thereto, and the respective forms of global note for the offering, are filed as exhibits to this Form 8-K and are incorporated herein by reference.

The proceeds from the offering of the Notes will be used to fund the Company’s previously announced Any and All Offer and Maximum Tender Offer (together, the “Offers”) for certain series of outstanding debt securities of the Company and its wholly-owned subsidiary, Coca-Cola Refreshments USA, Inc.  On November 16, 2010, the Company announced changes to the pricing terms of certain of the series of notes subject to the Offers.  The Company also extended the term of each of the Offers.  A copy of the press release announcing the changes to the terms of the Offers is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01(d).        Financial Statements and Exhibits.

In reviewing the agreements included as exhibits to this report, please remember they are included to provide you with information regarding their terms and are not intended to provide any other factual or disclosure information about the Company or the other parties to the agreements. The agreements contain representations and warranties by each of the parties to the applicable agreement. These representations and warranties have been made solely for the benefit of the other parties to the applicable agreement and:

•    should not in all instances be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate;

•    may have been qualified by disclosures that were made to the other party in connection with the negotiation of the applicable agreement, which disclosures are not necessarily reflected in the agreement;

•    may apply standards of materiality in a way that is different from what may be viewed as material to you or other investors; and

•    were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement and are subject to more recent developments.

Accordingly, these representations and warranties may not describe the actual state of affairs as of the date they were made or at any other time. Additional information about the Company may be found elsewhere in this report and the Company’s other public filings, which are available without charge through the SEC’s website at http://www.sec.gov.

Exhibit 4.1

Amended and restated indenture dated as of April 26, 1988 between the Company and Deutsche Bank Trust Company Americas, as successor to Bankers Trust Company, as trustee (incorporated by reference to Exhibit 4.1 to the Company’s Registration Statement on Form S-3 (Registration No. 33-50743), which was filed with Securities and Exchange Commission on October 25, 1993).

Exhibit 4.2

First supplemental indenture dated as of February 24, 1992 to amended and restated indenture dated as of April 26, 1988 between the Company and Deutsche Bank Trust Company Americas, as successor to Bankers Trust Company, as trustee (incorporated by reference to Exhibit 4.2 to the Company’s Registration Statement on Form S-3 (Registration No. 33-50743), which was filed with Securities and Exchange Commission on October 25, 1993).

Exhibit 4.3

Second supplemental indenture dated as of November 1, 2007 to amended and restated indenture dated as of April 26, 1988, as amended, between the Company and Deutsche Bank Trust Company Americas, as successor to Bankers Trust Company, as trustee (incorporated by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K, which was filed with the Securities and Exchange Commission on March 5, 2009).

Exhibit 4.4	Form of Note for Floating Rate Notes due May 15, 2012.

Exhibit 4.5	Form of Note for 0.750% Notes due November 15, 2013.

Exhibit 4.6	Form of Note for 1.500% Notes due November 15, 2015.

Exhibit 4.7	Form of Note for 3.150% Notes due November 15, 2020.

Exhibit 99.1	Press Release, dated November 16, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COCA-COLA COMPANY
(REGISTRANT)

Date: November 18, 2010	By:	/s/ Kathy N. Waller
		Name:	Kathy N. Waller
		Title:	Vice President and Controller

Exhibit Index

Exhibit	Description
4.1

Amended and restated indenture dated as of April 26, 1988 between the Company and Deutsche Bank Trust Company Americas, as successor to Bankers Trust Company, as trustee (incorporated by reference to Exhibit 4.1 to the Company’s Registration Statement on Form S-3 (Registration No. 33-50743), which was filed with Securities and Exchange Commission on October 25, 1993).

4.2

First supplemental indenture dated as of February 24, 1992 to amended and restated indenture dated as of April 26, 1988 between the Company and Deutsche Bank Trust Company Americas, as successor to Bankers Trust Company, as trustee (incorporated by reference to Exhibit 4.2 to the Company’s Registration Statement on Form S-3 (Registration No. 33-50743), which was filed with Securities and Exchange Commission on October 25, 1993).

4.3

Second supplemental indenture dated as of November 1, 2007 to amended and restated indenture dated as of April 26, 1988, as amended, between the Company and Deutsche Bank Trust Company Americas, as successor to Bankers Trust Company, as trustee (incorporated by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K, which was filed with the Securities and Exchange Commission on March 5, 2009).

4.4	Form of Note for Floating Rate Notes due May 15, 2012.
4.5	Form of Note for 0.750% Notes due November 15, 2013.
4.6	Form of Note for 1.500% Notes due November 15, 2015.
4.7	Form of Note for 3.150% Notes due November 15 2020.
99.1	Press Release, dated November 16, 2010.